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                                                                   Exhibit 32.01

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Matthew R. Perry, certify, to the best of my knowledge, that based upon a review of the Annual Report on Form 10-K of Transmeta Corporation, for the fiscal year ended December 31, 2003 (the "Form 10-K"), the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Transmeta Corporation for the annual period covered by the Form 10-K.

Date: March 5, 2004                  By: /s/ Matthew R. Perry
                                         ----------------------------------
                                         President and Chief Executive Officer,
                                         Transmeta Corporation

      A signed original of this written statement required by Section 906 has been provided to Transmeta Corporation and will be retained by Transmeta Corporation and furnished to the U.S. Securities and Exchange Commission or its staff upon request.